Exhibit 32.2

CERTIFICATION BY THE PRINCIPAL FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Andrew Glashow, certify pursuant to 18 U. S. C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge, the Annual Report on Form 10-K of CLS Holdings USA, Inc. (the “Company”), as amended for the fiscal year ended May 31, 2023 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: October 3, 2023	By:	/s/ Andrew Glashow
Andrew Glashow
Chief Executive Officer and Chairman of the Board of CLS Holdings USA, Inc. (Principal Executive, Financial and Accounting Officer)

A signed original copy of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.